SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Wolverine Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

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April 13, 2017

Dear Shareholder:

We cordially invite you to attend the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of Wolverine Bancorp, Inc. Our Annual Meeting will be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time on Monday, May 15, 2017.

The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted. Also enclosed for your review is our Annual Report to Shareholders, which contains detailed information concerning our activities and operating performance.

The Annual Meeting is being held so that shareholders may vote upon the election of directors, the ratification of the appointment of BKD, LLP as our independent registered public accounting firm for the year ending December 31, 2017, a proposal to consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers (“say on pay”) and any other business that properly comes before the Annual Meeting.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

Thank you.

Sincerely,

David H. Dunn
President and Chief Executive Officer

Wolverine Bancorp, Inc.
5710 Eastman Avenue
Midland, Michigan 48640
(989) 631-4280

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
To Be Held On Monday, May 15, 2017

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Wolverine Bancorp, Inc. (the “Company”) will be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time, on Monday, May 15, 2017.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that shareholders may vote on the following matters:

1.	The election of three directors of Wolverine Bancorp, Inc.;
2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017;
3.	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 31, 2017 are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE COMPANY’S SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

The Company’s proxy statement, Annual Report to Shareholders and proxy card are available on www.wolverinebank.com.

BY ORDER OF THE BOARD OF DIRECTORS

Rick A. Rosinski
Corporate Secretary

Midland, Michigan

April 13, 2017

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

OF

WOLVERINE BANCORP, INC.

5710 EASTMAN AVENUE
MIDLAND, MICHIGAN 48640
(989) 631-4280

ANNUAL MEETING OF SHAREHOLDERS
To be Held on Monday, May 15, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Wolverine Bancorp, Inc. (the “Company”) to be used at the Company’s Annual Meeting of Shareholders (the “Annual Meeting”), which will be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time, on Monday, May 15, 2017, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 14, 2017.

REVOCATION OF PROXIES

Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Company’s Board of Directors will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holder’s discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, which may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written notice of revocation to the Company’s Secretary at the Company’s address shown above, the submission of a later-dated proxy, or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any shareholder who had returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Company’s Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on March 31, 2017 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,106,153 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

In accordance with the provisions of the Company’s Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the “Limit”) are not entitled to any vote with respect to the shares held in excess of the Limit. The Company’s Articles of Incorporation authorize the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the nominees proposed by the Board of Directors, to WITHHOLD AUTHORITY to vote for all the nominees being proposed or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld. Plurality means that individuals who receive the largest number of votes cast are elected, up to the maximum number of directors to be elected at the Meeting.

As to the ratification of the Company’s independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a shareholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the Company’s independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

As to the advisory, non-binding resolution with respect to our executive compensation as described in this Proxy Statement, a shareholder may: (i) vote “FOR” the resolution; (ii) vote “AGAINST” the resolution; or (iii) “ABSTAIN” from voting on the resolution. The affirmative vote of a majority of the votes cast at the annual meeting, without regard to either broker non-votes and proxies marked “ABSTAIN,” is required for the approval of the non-binding resolution. While this vote is required by law, it will not be binding on either Wolverine Bancorp, Inc. or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, Wolverine Bancorp, Inc. or the Board of Directors.

In the event at the time of the Annual Meeting there are not sufficient votes for a quorum or to approve or ratify any matter being presented, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Proxies solicited hereby will be returned to us and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Persons and groups who beneficially own in excess of five percent of the Company’s common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of March 31, 2017, the Record Date, the shares of common stock beneficially owned by the Company’s named executive officers and directors individually, by executive officers and directors as a group, and by each person or group known by us to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding

Five Percent Shareholders:

Stilwell Value LLC 111 Broadway, 12th Floor New York, New York 10006	205,947	(2)	9.8%

Maltese Capital Management LLC 150 East 52nd Street, 30th Floor New York, New York 10022	200,000	(3)	9.5

Firefly Value Partners, LP 551 Fifth Avenue, 36th Floor New York, New York 10176	196,176	(4)	9.3

Wolverine Bank Employee Stock Ownership Plan 5710 Eastman Avenue Midland, Michigan 48640	194,975		9.1

Directors and Executive Officers: (5)

Roberta N. Arnold	16,820	(6)	*
Eric P. Blackhurst	11,122	(7)	*
David H. Dunn	106,192	(8)	5.0
James W. Fisher	10,094	(9)	*
Richard M. Reynolds	48,037	(10)	2.3
Rick A. Rosinski	36,571	(11)	1.7
J. Donald Sheets	21,031	(12)	1.0
Howard I. Ungerleider	11,523	(13)	*
Joseph M. VanderKelen	37,631	(14)	1.8

All Directors and Executive Officers as a Group (9 persons)	299,021		13.7

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he or she has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly, as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	Based on a Schedule 13D/A filed jointly on July 2, 2014 by Stilwell Value Partners I, L.P., a Delaware limited partnership (“Stilwell Value Partners I”); Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a

Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Partners, L.P., a Delaware limited partnership (“Stilwell Partners”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC”), and the general partner of Stilwell Value Partners I, Stilwell Activist Fund and Stilwell Activist Investments; and Joseph Stilwell, the managing member of and owner of more than 99% of the equity in Stilwell Value LLC, the general partner of Stilwell Partners.
(3)	Based on a Schedule 13G/A filed jointly on February 2, 2017 by Maltese Capital Management LLC, a New York limited liability company ("MCM") (ii) Maltese Capital Holdings, LLC, a Delaware limited liability company ("Holdings"), (iii) Malta Hedge Fund II, L.P., a Delaware limited partnership ("MHFII"), and (iv) Terry Maltese, Managing Member of MCM, with respect to shares of Common Stock that each of the foregoing may be deemed to have a beneficial ownership.
(4)	Based on an amended Schedule 13G/A filed jointly on February 14, 2017 by FVP Master Fund, L.P., a Cayman Islands exempted limited partnership (“FVP Master Fund”), (ii) Firefly Value Partners, LP, a Delaware limited partnership (“Firefly Partners”), which serves as the investment manager of FVP Master Fund, (iii) FVP GP, LLC, a Delaware limited liability company (“FVP GP”), which serves as the general partner of FVP Master Fund, (iv) Firefly Management Company GP, LLC, a Delaware limited liability company (“Firefly Management”), which serves as the general partner of Firefly Partners, and (v) Messrs. Ryan Heslop and Ariel Warszawski, the managing members of FVP GP and Firefly Management (all of the foregoing, collectively, “Reporting Persons”). Messrs. Heslop and Warszawski, Firefly Partners, Firefly Management and FVP GP may be deemed to share with the Funds voting and dispositive power with respect to such shares. Each Reporting Person disclaims beneficial ownership with respect to any shares other than those owned directly by such Reporting Person.
(5)	The business address of each director and executive officer is 5710 Eastman Avenue, Midland, Michigan 48640.
(6)	Includes 804 shares of restricted stock over which Ms. Arnold has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(7)	Includes 804 shares of restricted stock over which Mr. Blackhurst has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(8)	Includes 9,915 shares allocated to Mr. Dunn’s ESOP account and 4,012 shares of restricted stock over which Mr. Dunn has voting control. Includes 30,088 shares that can be acquired through presently exercisable stock options.
(9)	Includes 503 shares of restricted stock over which Mr. Fisher has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(10)	Includes 1,405 shares of restricted stock over which Mr. Reynolds has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(11)	Includes 6,596 shares allocated to Mr. Rosinski’s ESOP account and 3,506 shares of restricted stock over which Mr. Rosinski has voting control. Includes 10,528 shares that can be acquired through presently exercisable stock options.
(12)	Includes 1,003 shares of restricted stock over which Mr. Sheets has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(13)	Includes 503 shares of restricted stock over which Mr. Ungerleider has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
(14)	Includes 1,003 shares of restricted stock over which Mr. VanderKelen has voting control. Includes 6,016 shares that can be acquired through presently exercisable stock options.
*	Less than 1%.

PROPOSAL I - ELECTION OF DIRECTORS

The Company’s Board of Directors is comprised of eight members. The Company’s bylaws provide, and the terms of the Company’s Board of Directors are classified so, that approximately one-third of the directors are to be elected annually. The Company’s directors are generally elected to serve for three-year terms and until their respective successors have been elected and qualified. Three directors will be elected at the Annual Meeting. The Company’s Nominating Committee has nominated David H. Dunn, James W. Fisher, Richard M. Reynolds, each to serve for a three-year term. Mr. Dunn, Mr. Fisher and Mr. Reynolds are current members of the Board of Directors, and each has agreed to serve as a director, if elected.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

The Board of Directors recommends a vote “FOR” each of the nominees listed in this Proxy Statement.

The following table sets forth certain information regarding the Company’s directors.

Name	Age at April 1, 2017	Position	Term Expires	Director Since(1)

Nominees
David H. Dunn	6459	President, Chief Executive	2017	1987
		Officer and Director
James W. Fisher		Director	2017	2011
Richard M. Reynolds	67	Chairman of the Board	2017	1985

Directors Continuing in Officer

Roberta N. Arnold	62	Director	2018	2004
Eric P. Blackhurst	56	Director	2018	2009
J. Donald Sheets	56	Director	2019	2007
Howard I. Ungerleider	48	Director	2019	2011
Joseph M. VanderKelen	55	Director	2019	2004

(1)	Includes service on the Board of Directors of Wolverine Bank.

The Business Background of the Company’s Directors and Executive Officers

The business experience for the past five years of each of the Company’s directors and executive officers is set forth below. With respect to directors, the biographies also contain information regarding the person’s experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Wolverine Bank (the “Bank”). Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Directors and Nominees:

Roberta N. Arnold is President and Chief Executive Officer of the Charles J. Strosacker Foundation, a charitable foundation headquartered in Midland, Michigan, which grants to various entities in the mid-Michigan region.  The foundation focuses on education, social services, art, culture and community projects that improve the quality of life for its communities.  Ms. Arnold’s position with the Charles J. Strosacker Foundation, her knowledge of the region and her contacts with community leaders provides the Board with insight to the many growth efforts being made in the Company’s and the Bank’s market area.

Eric P. Blackhurst is Assistant General Counsel, Corporate and Financial Law, of The Dow Chemical Company, a global material science company with 2016 annual sales of $48 billion and headquartered in Midland, Michigan. Mr. Blackhurst has held his current position since 2015; was the Assistant General Counsel, Chemicals and Energy, Performance Products and Systems from 2009-2014; and has held positions of increasing importance with Dow since 1990. Mr. Blackhurst’s extensive corporate, legal and international experience, including experience serving as legal counsel to executives at a major corporation, provides the Board with general business acumen and critical insights into legal matters involving the Company and the Bank.

David H. Dunn is the Company’s President and Chief Executive Officer. He has been employed with the Bank since 1981 and has served as the Bank’s President and Chief Executive Officer since 1987. Mr. Dunn’s significant banking experience and continued participation in the financial industry at the state and national level provides the Board with a perspective on the operations of the Bank and assists the Board in assessing the trends and developments in the financial institutions industry. Additionally, Mr. Dunn is active in civic and charitable organizations in the Great Lakes Bay Region, and has extensive ties to the Bank’s market area that support business generation by the Company and the Bank.

James W. Fisher is President of Fisher Contracting, a civil contracting firm headquartered in Midland, Michigan, which performs work for a variety of Federal, State, Municipal and private clients throughout Michigan and surrounding states. Mr. Fisher has been employed by Fisher Contracting since 1980 and has served as President since 1995. Mr. Fisher’s extensive experience in the construction industry, experience in managing the operations of a business enterprise, and knowledge of the region and involvement with community organizations provides the Board with general business acumen and insight in assessing strategic transactions involving the Company and the Bank.

Richard M. Reynolds is the retired President of MidMichigan Health. He served from July 2008 to January 2013 as President and Chief Executive Officer of MidMichigan Health, a not-for-profit health system. Prior to his appointment as President and Chief Executive Officer of MidMichigan Health, from July 2004 until July 2008, Mr. Reynolds served as Executive Vice President of MidMichigan Health and President of MidMichigan Medical Center-Midland, and from 1980 until 2004, Mr. Reynolds served as Senior Vice President and Treasurer and Chief Financial Officer. Mr. Reynolds’ executive management experience provides the Board with general business acumen. Additionally, his extensive contacts with not-for-profit entities and his knowledge of the communities and leaders in the Company’s market provides the Board with insight into with the needs of such communities, and assists the Board in assessing local government actions which may affect the Company and the Bank.

J. Donald Sheets is the retired Vice Chairman of Dow Corning Corporation, a position he held from June 2016 to January 2017. He previously was the Executive Vice President and Chief Financial Officer of Dow Corning Corporation, positions he held since 2003. Mr. Sheets’ broad financial and commercial experience provides the Board with general business acumen. Additionally, his experience in financial reporting, including auditing and accounting, economic evaluation and corporate transactions, provides the Board and the Audit Committee of the Board insight into the accounting and reporting issues faced by the Company and by the Bank, and assists the Board with strategic transactions involving the Company and the Bank.

Howard I. Ungerleider is Vice Chairman and Chief Financial Officer of The Dow Chemical Company, a global material science company. He is a member of the Office of the Chairman and CEO, and has executive oversight for Dow AgroSciences, Dow’s Corporate Strategy Development, Corporate Planning, Finance, and Information Technology & Business Services. Mr. Ungerleider joined Dow in 1990 and his career has spanned a wide variety of commercial, business, financial, geographic, functional and enterprise-level leadership roles. He earned a Bachelor's degree from the University of Texas in Austin and a Master's degree in Business Administration from University of California in Los Angeles. He chairs the Member's Committee of Dow AgroSciences, Dow Corning Corporation, Mid-Michigan Baseball Foundation, and Keep America Beautiful; and serves on the executive committee of the Business Leaders for Michigan business roundtable. Mr. Ungerleider provides the Board with vast knowledge in both the commercial and financial business sectors.

Joseph M. VanderKelen is the President and Owner of Snow Machines, Inc., a global supplier of snow machines and snowmaking equipment, and of construction and engineering services, located in Midland, Michigan. Mr. VanderKelen’s experience in managing the operations of a business enterprise provides the Board with general business acumen and insight in assessing strategic transactions involving the Company and the Bank.

Executive Officers Who Are Not Directors:

Rick A. Rosinski has been employed with the Bank since 1982, including as the Assistant Treasurer from 1985 to 1993, Treasurer from 1993 to 2005, and most recently since 2005, as the Chief Operating Officer and Treasurer. Mr. Rosinski has over 30 years of experience in the financial services industry, and his responsibilities include supervision and oversight of the following departments and functional areas: Accounting; Information Systems; Deposit and Loan Operations; Human Resources; Credit Analysis; Collections and Loan Servicing; Compliance; Marketing; and Asset/Liability Management.

Meetings and Committees of the Board of Directors

The Company conducts business through meetings of the Company’s Board of Directors and its committees. During the year ended December 31, 2016, the Board of Directors of Wolverine Bancorp, Inc. had 10 regular meetings, one special meeting and one annual meeting. The Board of Directors of Wolverine Bancorp, Inc. has established the following standing committees: the Compensation Committee, the Nominating and Corporate Governance Committee and the Audit Committee. Each of these committees operates under a written charter, which governs their composition, responsibilities and operations.

Executive sessions of the independent directors of the board are held on a regular basis.

Board Independence

The Board of Directors has determined that each of the Company’s directors, with the exception of President and Chief Executive Officer David H. Dunn, is “independent” as defined in the listing standards of the Nasdaq Stock Market. Mr. Dunn is not independent because he is one of the Company’s executive officers. There were no transactions required to be reported under “Transactions With Certain Related Persons,” below that were considered in determining the independence of the Company’s directors.

Board Leadership Structure

At Wolverine Bancorp, Inc. the positions of Chairman of the Board and Chief Executive Officer are held by different individuals. The Chairman of the Board provides guidance to the Chief Executive Officer, is active in setting the agenda for Board meetings, and presides over meetings of the full Board and the Executive Committee. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company. Pursuant to Nasdaq listing rules, the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee are comprised solely of independent directors.

Board’s Role in Risk Oversight

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are reviewed and discussed at committee meetings) receives these reports from the appropriate “risk owner” within the organization to enable the Board or appropriate committee to understand the Company’s risk identification, risk management and risk mitigation strategies. When a committee receives the report, the Chairman of the relevant committee will report on the discussion to the full Board at the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of directors Eric P. Blackhurst (Chairman), Roberta N. Arnold, Richard M. Reynolds, Howard I. Ungerleider and Joseph M. VanderKelen each of whom is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee. The Nominating and Corporate Governance Committee charter is posted on the Company website: www.wolverinebank.com. The Nominating and Corporate Governance Committee met one time during 2016.

The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership; and.
•	to develop and recommend corporate governance guidelines to the Board of Directors for its approval.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has personal and professional ethics and integrity;
•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;
•	satisfies the director qualifications set forth in the Company’s bylaws;
•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and the Company’s shareholders; and
•	has the capacity and desire to represent the balanced, best interests of the Company’s shareholders as a group, and not primarily a special interest group or constituency.

In addition, the Nominating and Corporate Governance Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, whether the candidate would satisfy the SEC’s independence standards applicable to members of the Company’s audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

The Company does not maintain a specific diversity policy, but diversity is considered in the Company’s review of candidates. Diversity includes not only gender and ethnicity, but the various perspectives that come from having differing viewpoints, geographic and cultural backgrounds, and life experiences.

Procedures for the Recommendation of Director Nominees by Shareholders

The Nominating and Corporate Governance Committee has adopted procedures for the submission of recommendations for director nominees by shareholders. Shareholders may submit the names of qualified candidates for director by writing to the Corporate Secretary, at 5710 Eastman Avenue, Midland, Michigan 48640. To be timely, the submission of a candidate for director by a shareholder must be received by the Corporate Secretary not less than 180 days prior to the date of any such meeting.

The submission must include the following information:

•	the name and address of the shareholder as he or she appears on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);
•	the name, address and contact information for the candidate, and the number of shares of the Company’s common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between the candidate and us;
•	a statement detailing any relationship between the candidate and any of the Company’s customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a shareholder for presentation by the shareholder at an annual meeting of shareholders must comply with the procedural and informational requirements described in “Advance Notice of Business to be Conducted at Annual Meeting.”

The committee did not receive any shareholder-recommended nominees for inclusion in this Proxy Statement.

Shareholder Communications with the Board

Any of the Company’s shareholders who want to communicate with the Board of Directors or with any individual director can write to the Company’s Corporate Secretary, at 5710 Eastman Avenue, Midland, Michigan 48640. The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, for example, where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management shall present a summary of all communications received since the last meeting that were not previously forwarded and make those communications available to the directors.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. This Code is designed to deter wrongdoing and to promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. There were no amendments made to or waivers from the Company’s Code of Ethics in 2016. A copy of the Company’s Code of Ethics is posted on the Company’s website, www.wolverinebank.com.

Attendance at Annual Meetings of Shareholders

The Company does not have a policy regarding director attendance at annual meetings of shareholders, although directors are requested to attend these meetings absent unavoidable conflicts. All of our directors attended our 2016 Annual Meeting of Shareholders.

Compensation Committee

The members of the Compensation Committee are directors Joseph M. VanderKelen (Chairman), Roberta N. Arnold, James W. Fisher, Richard M. Reynolds and J. Donald Sheets each of whom is considered “independent” as defined in the Nasdaq corporate governance listings standards. The committee is responsible for reviewing all compensation matters related to the Company’s employees. The Compensation Committee operates under a written charter which is available at the Company’s website, www.wolverinebank.com. The Compensation Committee met three times during 2016.

Role of the Compensation Committee. Pursuant to the Company’s Compensation Committee Charter, the Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the Chief Executive Officer and other executives. The Company’s President and Chief Executive Officer provides recommendations to the Compensation Committee on matters of compensation philosophy, plan design and the general guidelines for employee compensation. However, Mr. Dunn does not vote on and is not present for any discussion of his own compensation. These recommendations are then considered by the Compensation Committee. The Compensation Committee reviews all compensation components for the Company’s Chief Executive Officer and other highly compensated executive officers’ compensation including base salary, annual incentive, long-term incentives and other perquisites. In addition to reviewing competitive market values, the committee also examines the total compensation mix, pay-for-performance relationship, and how all elements, in the aggregate, comprise the executive’s total compensation package. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.

Audit Committee

The Company’s Audit Committee consists of directors J. Donald Sheets (Chairman), Eric P. Blackhurst, James W. Fisher, Richard M. Reynolds and Howard I. Ungerleider each of whom is “independent” under the Nasdaq corporate governance listing standards and SEC Rule 10A-3. The Board has determined that Mr. Sheets, Mr. Reynolds, and Mr. Ungerleider qualify as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC.

The Audit Committee reviews the contents of and conclusions in audit reports prepared by the Company’s independent registered public accounting firm, reviews and approves the annual engagement of the Company’s independent registered public accounting firm, the Company’s audit and compliance related policies, and reviews with management and the Company’s independent registered public accounting firm, the Company’s financial statements and internal controls. The Board of Directors has adopted a written charter for the Audit Committee, which is posted on the Company website at www.wolverinebank.com. The Audit Committee met six times during the year ended December 31, 2016.

Audit Committee Report

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2016;
•	Discussed with the independent auditors the matters required to be discussed by Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and
•	Received the written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with the independent auditor the independent auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee:

J. Donald Sheets (Chairman)

Eric P. Blackhurst

James W. Fisher

Richard M. Reynolds

Howard I. Ungerleider

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934.  The Company’s executive officers and directors and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Company’s common stock.  SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis.  Based on the Company’s review of ownership reports and management questionnaires, the Company believes all such required forms were filed on a timely basis in 2016.

Executive Officer Compensation

Summary Compensation Table. The table below summarizes for the years ended December 31, 2016 and 2015 the total compensation paid to or earned by the Company’s President and Chief Executive Officer, David H. Dunn, and the Company’s other most highly compensated executive officer. Each individual listed in the table below is referred to as a named executive officer.

For a narrative description of information included in this table, please see the discussion in this proxy statement below.

Summary Compensation Table For the Year Ended December 31, 2016 and 2015

Name and principal position	Year	Salary ($)	Bonus ($)(1)	Stock Awards (2) ($)	Option Awards(2) ($)	All other compensation ($)(3)	Total ($)
David H. Dunn	2016	242,050	220,000	—	—	124,920	586,970
President and Chief	2015	225,084	150,000	—	—	95,955	471,039
Executive Officer

Rick A. Rosinski	2016	135,100	80,000	—	—	79,564	294,664
Chief Operating	2015	128,622	50,000	65,075	7,525	50,932	302,154
Officer, Treasurer, and
Secretary

(1)	The amounts in this column represent a cash profit sharing contribution.
(2)	Reflects the aggregate grant date fair value of shares of restricted stock or stock options, as appropriate. The assumptions used in the valuation of these awards are included in Note 14 to the Company’s audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC.
(3)	The amounts in this column reflect what Wolverine Bank paid for, or reimbursed, the applicable named executive officer for the various benefits and perquisites received. A break-down of the various elements of compensation in this column for 2016 is set forth in the below table.

	All Other Compensation
Name	Year	Automobile Expenses ($)	Board and Other Fees ($)	Dividends on Non-Vested Restricted Stock	Employer Contributions to 401(k) Plan ($)	Employer Allocation to ESOP ($)	Life Insurance Premiums Paid ($)	Total All Other Compensation ($)
David H. Dunn	2016	6,788(a)	25,000	8,024	10,600	73,654	854	124,920

Rick A. Rosinski	2016	—	7,500(b)	5,510	8,252	57,448	854	79,564

(a)	Represents amount taxed to Mr. Dunn for his use of an automobile provided by Wolverine Bank.
(b)	Represents fees paid to Mr. Rosinski for service as secretary to the Board of Directors.

Benefit Plans and Agreements

Employment Agreements.  On July 1, 2016, Wolverine Bank entered into amended and restated employment agreements with David H. Dunn, President and Chief Executive Officer, and Rick A. Rosinski, Chief Operating Officer and Treasurer. The agreements provide for a three-year term for Mr. Dunn and a two-year term for Mr. Rosinski.  The agreements may be extended on an annual basis, unless written notice of non-renewal is given by the Board of Directors of Wolverine Bank.

Under the agreements, the 2016 base salary for Mr. Dunn was $242,050 and was $135,100 for Mr. Rosinski. In addition to base salary, the agreements provide for, among other things, the executive’s right to participate in employee benefit plans and to receive fringe benefits applicable to senior executives.  Upon termination of the executive’s employment for cause, as defined in the agreements, the executives would have no right to receive compensation or other benefits for any period after termination.  The executives are entitled to severance payments and benefits in the event of their termination of employment under specified circumstances, including their termination by Wolverine Bank for reasons other than for cause, disability or death, or in the event the executive resigns within 90 days following a good reason, as defined in the agreements.

In the event of the executive’s involuntary termination or resignation following a good reason, Mr. Dunn would be entitled to receive his base salary and the additional contributions that he would have earned under the Wolverine Bank 401(k) Plan and ESOP for a period of up to 36 months (24 months for Mr. Rosinski), provided, however, that the executive’s payments will be reduced by the salary received from another employer if he becomes employed by a third party during such 36 month period (24 month period for Mr. Rosinski).  In addition, the executive will continue to receive vesting credit under any outstanding stock option or equity grant during the term the executive is receiving cash severance payments.  Mr. Dunn would be entitled to the continuation of his life, medical, and dental coverage for 36 months (24 months for Mr. Rosinski) following his termination date, provided however that such benefits will cease immediately upon the date on which Wolverine Bank is no longer obligated to provide the executive with his severance payments as described above.  Section 409A of the Internal Revenue Code may require that a portion of the above severance payments cannot be made until six months after termination of employment if the executive is a “specified employee” as defined under Section 409A of the Internal Revenue Code.

In the event of a change in control, followed within 12 months by the executive’s termination for a reason other than for cause or if the executive terminates voluntarily under specified circumstances that constitute a good reason constructive termination (as defined in each of the agreements), Mr. Dunn will receive an amount equal to three times (two times for Mr. Rosinski) his base salary and the amount of contributions that would have been earned under the Wolverine Bank 401(k) Plan and ESOP for three years (two years for Mr. Rosinski), payable in a lump sum.  Wolverine Bank will also continue to pay for each executive’s life, health and dental coverage for up to three years (two years for Mr. Rosinski).

The executive’s right to receive the severance payments and benefits described above is conditioned upon: (i) the executive executing a separation and release agreement in the form approved by the board; and (ii) the executive’s compliance with certain restrictions on his ability to compete, or solicit business or employees of the Bank during the period in which the executive is receiving severance payments and benefits from the Bank.

Assuming the agreements were in effect and the executives had been terminated in connection with a change in control as of December 31, 2016, based on the compensation information included in “Executive Officer Compensation,” Mr. Dunn and Mr. Rosinski would have received aggregate severance payments of approximately $978,911 and $401,601, respectively, based upon each executive’s current level of compensation, and this does not take into account any potential reduction under Section 280G of the Internal Revenue Code.

Long Term Incentive Plans. The Bank maintains three Long Term Incentive Plans. Mr. Dunn is the only participant in the Bank Long Term Incentive Plan, effective as of January 1, 2002, and Messrs. Dunn and Rosinski are the only participants in the Bank Long Term Incentive Plans, effective as of January 1, 2006 (collectively, the “Long Term Incentive Plans”). Prior to June 30, 2010, the Long Term Incentive Plans generally provided that a bonus could be earned during a three-year performance measurement period, depending on the satisfaction of various performance metrics of the Bank, and that the amount of the bonus, if any, must be deferred for at least four years following the completion of the performance measurement period. Effective as of June 30, 2010, the Bank amended the Long Term Incentive Plans to provide that no further bonuses may be earned under the plans and that interest will continue to be credited annually using an interest rate equal to the one year U.S. Treasury Note rate plus the average yield cost analysis spread rate earned by the Bank.

In August 2010, the Board of Directors amended the Long Term Incentive Plans to permit the amounts credited on behalf of Messrs. Dunn and Rosinski to be invested in the common stock of Wolverine Bancorp, Inc. In August 2010, the Board of Directors also adopted a rabbi trust to hold shares of common stock of Wolverine Bancorp, Inc. that may be purchased with the amounts credited under the Long Term Incentive Plans. Shares of common stock of Wolverine Bancorp, Inc. purchased with amounts credited under the Long Term Incentive Plans will be distributed in the form of common stock of Wolverine Bancorp, Inc.

401(k) Plan. The Bank maintains the Wolverine Bank 401(k) Plan, a tax-qualified defined contribution plan for eligible employees (the “401(k) Plan”). Employees who have completed three consecutive months of service will be eligible to participate in the 401(k) Plan. However, employees will not be eligible to receive employer contributions until they attain age 21 and have completed one year of service.

Under the 401(k) Plan a participant may elect to defer, on a pre-tax basis, up to 100% of his or her salary in any plan year, subject to limits imposed by the Internal Revenue Code. For 2016, the salary deferral contribution limit was $18,000, provided, however, that a participant over age 50 may contribute an additional $6,000 to the 401(k) Plan. In addition to salary deferral contributions, the Bank will make a matching contribution equal to 100% of the participant’s salary deferral contributions for the plan year that is not in excess of 3% of the participant’s annual salary, plus 50% of the participant’s salary deferral contributions in excess of 3% of his or her annual salary but not in excess of 5% of annual salary. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. In addition, the Bank may also provide a discretionary employer contribution, which is shared among all eligible participants and would be subject to vesting requirements. Generally, unless the participant elects otherwise, the participant’s account balance will be distributed as a result of a participant’s termination of employment with the Bank.

Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options. In connection with the conversion, the 401(k) Plan was amended to add another investment alternative, the Wolverine Bancorp, Inc. Stock Fund. The stock fund permits a participant to invest his or her 401(k) Plan funds in Wolverine Bancorp, Inc. common stock.

Cash Profit Sharing and Discretionary Bonuses. Historically, the Bank has paid a discretionary cash profit sharing award to many of the Bank’s employees, including the named executive officers. Employees that are covered under the Bank’s incentive pay program, generally, loan and other sales personnel, are generally not eligible for this discretionary cash profit sharing award. The discretionary cash profit sharing award is not paid pursuant to a written plan. In 2016, the Bank elected to award $555,700 as cash profit sharing to eligible employees. The amount of an employee’s cash profit sharing award depends on a number of factors, including his or her performance, full-time or part-time status and level of responsibility.

Defined Benefit Pension Plan. The Bank participated in the Pentegra Defined Benefit Plan for Financial Institutions, a multi-employer pension plan (the “Pension Plan”).  Effective June 30, 2010, the annual benefit provided to employees under the Pension Plan was frozen. The Bank also fully funded and exited the Pension Plan in 2010.

Employee Stock Ownership Plan. In connection with the conversion, the Bank adopted an employee stock ownership plan for eligible employees. Eligible employees who have attained age 21 and were employed by Wolverine Bank as of January 1, 2011 began participation in the employee stock ownership plan on the later of the effective date of the employee stock ownership plan or upon the first entry date commencing on or after the eligible employee’s completion of 1,000 hours of service during a continuous 12-month period.

The employee stock ownership plan purchased 200,600 shares of Company stock, which equals 8% of the total number of shares of the Company’s common stock issued in the conversion. The employee stock ownership plan funded its stock purchase with a loan from the Company equal to the aggregate purchase price of the common stock. The loan will be repaid principally through the Bank’s contribution to the employee stock ownership plan and dividends payable on common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan. The interest rate for the employee stock ownership plan loan is an adjustable rate equal to the prime rate, as published in The Wall Street Journal, on the closing date of the offering. Thereafter the interest rate adjusts annually and is the prime rate on the first business day of the calendar year, retroactive to January 1 of such year.

The trustee holds the shares purchased by the employee stock ownership plan in an unallocated suspense account, and shares are released from the suspense account on a pro-rata basis as the Company repays the loan. The trustee allocates the shares released among participants on the basis of each participant’s proportional share of compensation relative to all participants. A participant becomes vested in his or her account balance at a rate of 20% per year over a six-year period, beginning in the second year. Participants who were employed by the Bank immediately prior to the offering receive credit for vesting purposes for years of service prior to adoption of the employee stock ownership plan. Participants also become fully vested automatically upon normal retirement, death or disability, a change in control, or termination of the employee stock ownership plan. Generally, participants receive distributions from the employee stock ownership plan upon separation from service. The employee stock ownership plan reallocates any unvested shares forfeited upon termination of employment among the remaining participants.

The employee stock ownership plan permits participants to direct the trustee as to how to vote the shares of common stock allocated to their accounts. The trustee votes unallocated shares and allocated shares for which participants do not provide instructions on any matter in the same ratio as those shares for which participants provide instructions, subject to fulfillment of the trustee’s fiduciary responsibilities.

Under applicable accounting requirements, the Bank records a compensation expense for the employee stock ownership plan at the fair market value of the shares as they are committed to be released from the unallocated suspense account to participants’ accounts, which may be more or less than the original issue price. The compensation expense resulting from the release of the common stock from the suspense account and allocation to plan participants results in a corresponding reduction in the Company’s earnings.

Other than our employee stock ownership plan, the Company has no equity-based benefit plans that were not approved by shareholders.

2012 Equity Incentive Plan. In May 2012, our shareholders approved the Wolverine Bancorp, Inc. 2012 Equity Incentive Plan (the “Equity Incentive Plan”), which provides officers, employees and directors of Wolverine Bancorp and Wolverine Bank with additional incentives to promote our growth and performance. Most of the companies that we compete with for directors and management-level employees are public companies that offer equity compensation as part of their overall director and officer compensation programs. By approving the Equity Incentive Plan, our shareholders have given us the flexibility we need to continue to attract and retain highly qualified officers and directors by offering a competitive compensation program that is linked to the performance of our common stock.

The Equity Incentive Plan authorizes the issuance or delivery of up to 351,050 shares of Wolverine Bancorp, Inc. common stock pursuant to grants of restricted stock awards, incentive stock options and non-qualified stock options; provided, however, that the maximum number of shares of stock that may be delivered pursuant to the exercise of stock options is 250,750 (all of which may be granted as incentive stock options) and the maximum number of shares of stock that may be issued as restricted stock awards is 100,300.

The Equity Incentive Plan is administered by our Compensation Committee (the “Committee”) which is comprised of board members who are “Disinterested Board Members,” as defined in the Equity Incentive Plan. The Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the Equity Incentive Plan; and interpret the Equity Incentive Plan. The Equity Incentive Plan also permits the Committee to delegate all or any portion of its responsibilities and powers.

Our employees and outside directors are eligible to receive awards under the Equity Incentive Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options and non-qualified stock options. The exercise price of stock options granted under the Equity Incentive Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

The Committee approved awards under the Equity Incentive Plan on August 21, 2012, May 20, 2013, May 20, 2014, May 20, 2015, December 15, 2015 and December 15, 2016. All stock options and restricted stock awards are subject to time-based vesting and vest over a five-year period, with 20% of the awards vesting each year, beginning on August 21, 2013, May 20, 2014, May 20, 2015, May 20, 2016, December 15, 2016 or December 15, 2017 respectively. The recipients of restricted stock awards are entitled to receive the cash dividends paid on all restricted stock awards, whether such awards are vested or not.

Stock awards under the Equity Incentive Plan will be granted only in whole shares of common stock. All restricted stock and stock option grants will be subject to conditions established by the Committee that are set forth in the award agreement. All awards granted under the Equity Incentive Plan will vest upon death, disability, or involuntary termination of employment or service following a change in control (as defined in the Equity Incentive Plan) of Wolverine Bancorp, Inc.

Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of December 31, 2016 for the Named Executive Officers.

	Option awards (1)					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
David H. Dunn	30,088	7,524	—	17.30	08/21/22	4,012	126,779
Rick A. Rosinski	10,028	2,509	—	17.30	08/21/22	1,506	47,590
Rick A. Rosinski	500	2,000	__	26.03	12/15/25	2,000	63,200

________________________

(1)	All equity awards noted in this table were granted pursuant to the Equity Incentive Plan, which was approved by shareholders in May 2012, and represent all awards held at December 31, 2016 by the Named Executive Officers. On August 21, 2012 and December 15, 2015, the Named Executive Officers were granted shares of restricted stock and stock options. All grants vest at a rate of 20% per year commencing on August 21, 2013 and December 15, 2016.
(2)	Based on the $31.60 per share closing price of the shares of common stock as of December 31, 2016.

Director Compensation

Each person who serves as a director of the Company also serves as a director of the Bank and earns director and committee fees only in his or her capacity as a board or committee member of the Bank.

Each individual who serves as a director of the Bank earns an annual retainer, attendance and committee fees. For the year ended December 31, 2016, an annual retainer of $17,500 was paid to each director. In addition, the chairman of the board was paid a fee of $2,750, and each director was paid a fee of $750 for each board meeting attended. Additionally, for each committee meeting attended, each director was paid a fee of $1,500 if the director served as chairperson of the committee or $750 if the director served as a member of the committee.

The following table sets forth for the year ended December 31, 2016 certain information as to the total remuneration the Company paid to the Company’s directors other than Mr. Dunn. Information with respect to director fees paid to Mr. Dunn is included above in “Executive Officer Compensation – Summary Compensation Table.”

 Director Compensation Table For the Year Ended December 31, 2016

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2)	Total ($)
Roberta N. Arnold	28,250	14,325	42,575
Eric P. Blackhurst	28,500	14,325	42,825
James W. Fisher	30,750	14,325	45,075
Richard M. Reynolds	51,250	14,325	65,575
J. Donald Sheets	34,000	14.325	48,325
Howard I. Ungerleider	25,500	14.325	39,825
Joseph M. VanderKelen	29,750	14,325	44,075

(1)	These amounts represent the aggregate grant date fair value for outstanding stock option awards granted during the year indicated computed in accordance with FASB ASC Topic 718. The assumptions used to determine the value of stock option awards are described in Note 14 of the notes to the consolidated financial statements included in the Wolverine Bancorp, Inc. Annual Report on Form 10-K for the year ended December 31, 2016. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, which estimated the present dollar value of Wolverine Bancorp, Inc.’s common stock options at the time of the grant. The actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value realized by a director will be at or near the value shown above.
(2)	Reflects the aggregate grant date fair value of stock options. The assumptions used in the valuation of the options are included in Note 14 of our audited financial statement included in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission. As of December 31, 2016, Directors Arnold, Blackhurst, Fisher, Reynolds, Sheets, Ungerleider and VanderKelen had 9,006, 9,006, 9,006, 9,006, 9,006, 9,006 and 9,006 unvested stock options, respectively.

Transactions With Certain Related Persons

In the ordinary course of business, the Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans to other borrowers not related to the Bank. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits a company from making loans to its executive officers and directors, but it contains a specific exemption from such prohibition for loans made by a federally insured financial institution such as the Wolverine Bank to the Company’s executive officers and directors in compliance with federal banking regulations. At December 31, 2016, all of the Bank’s loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons not related to the Bank, and did not involve more than the normal risk of collectability or present other unfavorable features.

PROPOSAL II – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors has approved the engagement of BKD, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor.

At the Annual Meeting, shareholders will consider and vote on the ratification of the engagement of BKD, LLP for the year ending December 31, 2017. A representative of BKD, LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

Audit Fees. The aggregate fees billed for professional services rendered by BKD, LLP for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-Q’s and 10-K were $143,300 and $102,550 for 2016 and 2015, respectively.

Audit-Related Fees. There were no fees for professional services rendered by BKD, LLP that were reasonably related to the performance of the audits described above.

Tax Fees. The aggregate fees billed for professional services by BKD, LLP for tax services were $11,080 and $15,050 for 2016 and 2015, respectively.

All Other Fees. There were no fees for professional services rendered for the Company by BKD, LLP for service other than those listed above for the years 2016 or 2015.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee pre-approved 100% of the tax fees and the other non-audit fees described above during 2016 and 2015.

The Audit Committee has considered whether the provision of non-audit services by BKD, LLP, relating primarily to tax services, is compatible with maintaining the independence of BKD, LLP. The Audit Committee concluded that performing such services would not affect the independence of BKD, LLP in performing its function as auditor of the Company.

In order to ratify the selection of BKD, LLP as the independent registered public accounting firm for 2017, the proposal must receive a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of BKD, LLP as independent registered public accounting firm for 2017.

PROPOSAL III – Advisory Vote on Executive Compensation

The compensation of our Chief Executive Officer and our two other most highly compensated executive officers (“named executive officers”) is described in “PROPOSAL 1 – Election of Directors – Executive Officer Compensation.” Shareholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses our compensation policies and procedures with respect to our named executive officers.

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the recently adopted changes to Section 14A of the Securities Exchange Act of 1934, we are providing the Company’s shareholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, which is described in the section titled “PROPOSAL 1 – Election of Directors – Executive Officer Compensation” in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the 2017 Annual Meeting:

“RESOLVED, that the shareholders of Wolverine Bancorp, Inc. (the “Company”) approve, on an advisory basis, the overall compensation of the Company’s named executive officers, as described in the “PROPOSAL 1 – Election of Directors – Executive Officer Compensation” section set forth in the Proxy Statement for this Annual Meeting.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Company and the Board. However, the Board values constructive dialogue on executive compensation and other important governance topics with the Company’s shareholders and encourages all shareholders to vote their shares on this matter.

Vote Required

Approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will not be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Board Recommendation

The Board of Directors unanimously recommends that you vote “for” the resolution set forth in Proposal III. Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for the Company’s 2018 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company’s executive office, 5710 Eastman Avenue, Midland, Michigan, no later than December 14, 2017. If the date of the 2018 Annual Meeting of Shareholders is changed by more than 30 days, any shareholder proposal must be received at a reasonable time before the Company prints or mails proxy materials for such meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether included in the Company’s proxy materials), the Company’s articles of incorporation and Bylaws and Maryland corporation law.

ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

The Company’s Bylaws generally provides that any shareholder desiring to make a proposal for new business at an annual meeting of shareholders or to nominate one or more candidates for election as directors must submit written notice filed with the Secretary of the Company not less than 80 days nor more than 90 days prior to any such annual meeting; provided, however, that if less than 90 days’ notice or prior public disclosure of the date of the annual meeting is given to shareholders, such written notice shall be delivered or mailed to and received by the Secretary of the Company at the principal executive office of the Company not later than the tenth day following the day on which notice of the meeting was mailed to shareholders or such public disclosure was made. The notice must include the shareholder’s name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in the proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

The 2018 annual meeting of shareholders is expected to be held on May 21, 2018. For the 2018 annual meeting of shareholders, the notice would have to be received between February 20, 2018 and March 2, 2018.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment.

MISCELLANEOUS

The Company will bear the cost of solicitation of proxies and the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, the Company’s directors, officers and regular employees may solicit proxies personally, by telephone or by other forms of communication without additional compensation.

The Company’s proxy statement, Annual Report to Shareholders and proxy card are available on www.wolverinebank.com.

THE COMPANY’S 2016 ANNUAL REPORT TO SHAREHOLDERS IS BEING FURNISHED TO SHAREHOLDERS. COPIES OF ALL OF THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE BY WRITING TO THE COMPANY AT 5710 EASTMAN AVENUE, MIDLAND, MICHIGAN 48640, ATTENTION: CORPORATE SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS

Rick A. Rosinski
Corporate Secretary

Midland, Michigan
April 13, 2017

.. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 15, 2017. Vote by Internet • Go to www.investorvote.com/WBKC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. 1. The election as Directors of the nominees listed below each to serve for a three-year term. 01 - David H. Dunn 02 - James W. Fisher 03 - Richard M. Reynolds + Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. For Against Abstain 3. To consider and act upon a non-binding advisory resolregarding the compensation of the Company’s named executive officers. ution For Against Abstain B Change of Address — Please print your new address below. Non-Voting Items Comments — Pl ease print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1PCF + 02KVPB

.. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2017: WOLVERINE BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, AND WOLVERINE BANCORP, INC.’S 2016 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.WOLVERINEBANK.COM • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — WOLVERINE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 15, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wolverine Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time on Monday, May 15, 2017. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wolverine Bancorp, Inc. at the Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Wolverine Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from Wolverine Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 13, 2017. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

.. IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. 1. The election as Directors of the nominees listed below each to serve for a three-year term. Mark here to vote FOR all nominees 01 - David H. Dunn 02 - James W. Fisher 03 - Richard M. Reynolds + For Against Abstain 01 Mark here to WITHHOLD vote from all nominees For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 02 03 For Against Abstain 2. The ratification of the appointment of BKD, LLP as the 3. To consider and act upon a non-binding advisory resolution Company’s independent registered public accounting firm for regarding the compensation of the Company’s named the year ending December 31, 2017. executive officers. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02KVQA

.. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 15, 2017: WOLVERINE BANCORP, INC.’S PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS, AND WOLVERINE BANCORP, INC.’S 2016 ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT WWW.WOLVERINEBANK.COM • PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • REVOCABLE PROXY — WOLVERINE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 15, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Wolverine Bancorp, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Meeting”) to be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time on Monday, May 15, 2017. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows: THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE-NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of Wolverine Bancorp, Inc. at the Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of Wolverine Bancorp, Inc. at the address set forth on the Notice of Annual Meeting of Shareholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting. The undersigned acknowledges receipt from Wolverine Bancorp, Inc. prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 13, 2017. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

.. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 12, 2017. Vote by Internet • Go to www.investorvote.com/WBKC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. 1. The election as Directors of the nominees listed below each to serve for a three-year term. 01 - David H. Dunn 02 - James W. Fisher 03 - Richard M. Reynolds + Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. For Against Abstain 3. To consider and act upon a non-binding advisory resolregarding the compensation of the Company’s named executive officers. ution For Against Abstain B Change of Address — Please print your new address below. Non-Voting Items Comments — Pl ease print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 13, 2017, and a copy of the Company’s Annual Report to Shareholders. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02KVRC

.. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • CONFIDENTIAL 401(k) VOTING INSTRUCTION FORM — WOLVERINE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 15, 2017 THIS CONFIDENTIAL 401(k) PLAN VOTING INSTRUCTION FORM IS SOLICITED BY THE 401(k) PLAN TRUSTEE I understand that I have the right to direct the Trustee to vote my proportionate interest in the common stock of Wolverine Bancorp, Inc. (the “Company”) in my 401(k) Plan Stock Fund account. I have been advised that my voting instructions are solicited for the Annual Meeting of Shareholders (the “Annual Meeting”) of Wolverine Bancorp, Inc. to be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640 at 3:00 p.m., Eastern time, on Monday, May 15, 2017. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the 401(k) Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting. The Trustee of the Wolverine Bank 401(k) Plan is hereby directed to vote my proportionate interest in the Wolverine Bancorp, Inc. Stock Fund in the Wolverine Bank 401(k) Plan as indicated above. If I do not return this form in a timely manner, shares representing my interest will be voted by the Trustee in a manner calculated to most accurately reflect the instructions it receives from other participants, subject to its fiduciary duties. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS 401(k) PLAN VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF PROPOSALS 1, 2 AND 3. Please complete, sign, date and submit this form to Computershare, in the enclosed postage-paid envelope as soon as possible. Your 401(k) Plan Voting Instruction Form must be received by Computershare no later than May 12, 2017.

.. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 12, 2017. Vote by Internet • Go to www.investorvote.com/WBKC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proposals — The Board of Directors recommends a vote “FOR” each of Proposals 1, 2 and 3. 1. The election as Directors of the nominees listed below each to serve for a three-year term. 01 - David H. Dunn 02 - James W. Fisher 03 - Richard M. Reynolds + Mark here to vote FOR all nominees Mark here to WITHHOLD vote from all nominees 01 02 03 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 2. The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. For Against Abstain 3. To consider and act upon a non-binding advisory resolregarding the compensation of the Company’s named executive officers. ution For Against Abstain B Change of Address — Please print your new address below. Non-Voting Items Comments — Pl ease print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 13, 2017, and a copy of the Company’s Annual Report to Shareholders. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 02KVSC

.. • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • CONFIDENTIAL ESOP VOTING INSTRUCTION FORM — WOLVERINE BANCORP, INC. ANNUAL MEETING OF SHAREHOLDERS May 15, 2017 THIS CONFIDENTIAL ESOP VOTING INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEE I understand that I have the right to direct the Wolverine Bank ESOP Trustee to vote the shares that have been allocated to my ESOP account. I have been advised that my voting instructions are solicited for the Annual Meeting of Shareholders (the “Annual Meeting”) of Wolverine Bancorp, Inc. to be held at The Midland Center for the Arts, Auditorium Lobby, located at 1801 West St. Andrews, Midland, Michigan 48640, at 3:00 p.m., Eastern time, on Monday, May 15, 2017. If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Wolverine Bank ESOP. At the present time, the Company knows of no other business to be brought before the Annual Meeting. The ESOP Trustee is hereby directed to vote the shares allocated to my account under the Wolverine Bank ESOP as indicated above. Shares held in the unallocated account and all shares for which no timely instructions have been received will be voted in the same proportion in which other participants have voted their shares, subject to the Trustee’s fiduciary duties. IF NO INSTRUCTIONS ARE SPECIFIED AND THIS ESOP VOTING INSTRUCTION FORM IS RETURNED SIGNED, THIS FORM WILL BE CONSIDERED A VOTE FOR EACH OF PROPOSALS 1, 2 AND 3. Please complete, sign, date and submit this form to Computershare, in the enclosed postage-paid envelope as soon as possible. Your ESOP Voting Instruction Form must be received by Computershare no later than May 12, 2017.